                                                                    MANAGED HIGH
                                                                    YIELD PLUS
                                                                    FUND INC.
                                                                    ------------
                                                                    MAY 31, 2001












ANNUAL REPORT

MANAGED HIGH YIELD PLUS FUND INC.                                  ANNUAL REPORT

Dear Shareholder,                                                  July 15, 2001

We present you with the annual report for Managed High Yield Plus Fund Inc. for the fiscal year ended May 31, 2001.

MARKET REVIEW


[GRAPHIC]

High-yield corporate bonds floundered during the first half of the fiscal year, only to begin a recovery that began in December and continued for the six months ended May 31, 2001. The market advanced 3.51% for the fiscal year, as measured by the CS First Boston High Yield Index, despite the volatility. Bonds rated BB by Moody's fared the best, as investors sought a safe haven from volatility, followed by B-rated and CCC-rated securities. Spreads (the difference in yield or income securities must pay to compensate for their greater risk relative to U.S. Treasurys) between BB and B-rated bonds widened to 428 basis points (one basis point equals 1/100th of one percent).

   In response to negative economic news, the Federal Reserve (the "Fed") lowered the Fed funds rate (the rate banks charge for overnight loans) five times during the fiscal year. In response, the high-yield market's spread over Treasurys tightened by 193 basis points from November 30, 2000. Although defaults continued to increase and credit tightened, the high-yield market saw dramatic increases in cash flow during this period. New issues continued to rise for all sectors, except the telecommunications sector; cyclical industries, including chemicals and paper, have tapped the high-yield market for financing during this period as well.


[SIDENOTE]
We are pleased to announce that Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $360 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-  A global perspective on markets and economies

(continued on page 3)

PORTFOLIO REVIEW

AVERAGE ANNUAL RETURNS, PERIODS ENDED 5/31/01

NET ASSET VALUE RETURNS+                                     FUND   LIPPER MEDIAN*
------------------------------------------------------------------------------------
6 Months                                                     4.54%        5.53%
1 Year                                                     -15.76        -3.06
Inception^                                                 -12.03        -3.49
------------------------------------------------------------------------------------

MARKET PRICE RETURNS+                                        FUND   LIPPER MEDIAN*
------------------------------------------------------------------------------------
6 Months                                                    32.09%       10.67%
1 Year                                                      -5.55        14.25
Inception^                                                  -9.25         0.16
------------------------------------------------------------------------------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.
* Lipper High Current Yield Funds (Leveraged) Median. Lipper Peer Group data calculated by Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.
^ The Fund's inception is June 26, 1998. Inception returns for the Lipper Median are shown as of next month-end: June 30, 1998.

SHARE PRICE, DIVIDEND AND YIELD                           5/31/01
------------------------------------------------------------------------
Market Price                                                $7.65
Net Asset Value                                             $6.99
12-Month Dividend                                           $1.225
May Dividend                                                $0.0900
Market Yield                                                14.1%
NAV Yield                                                   15.5%
IPO Yield                                                    7.2%
------------------------------------------------------------------------

Market yield is calculated by multiplying the May distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the May distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO HIGHLIGHTS

[GRAPHIC]
Several factors affected the high-yield market during the period, the most significant being the Fed's aggressive policy of lowering interest rates to rejuvenate a slowing U.S. economy.

   Telecommunications provided the only drag on the market's otherwise good performance, as other companies took advantage of this window of opportunity to access capital for business plans.

[SIDENOTE]
MANAGED HIGH YIELD PLUS FUND INC.

INVESTMENT GOALS:
Primarily, high income; secondarily, capital appreciation

PORTFOLIO MANAGER/SUBADVISOR:
Marianne Rossi
Brinson Partners (New York), Inc.

COMMENCEMENT:
June 26, 1998

NYSE SYMBOL:
HYF

DIVIDEND PAYMENTS:
Monthly

   During the one-year period ended May 31, 2001, the Fund underperformed its peer group, Lipper High Current Yield Funds (Leveraged) Median. Based on market price returns, the Fund lost 5.55%; on a net asset value basis, the Fund lost 15.76% during the fiscal year. In the past six months, however, the Fund rebounded, returning 32.09% based on market price returns and 4.54% on a net asset value basis. Telecommunications holdings (12.8%)* were the biggest drag on the Fund's performance during the fiscal year ended May 31, 2001, while overweights in broadcasting (4.3%),* cable (11.2%)* and gaming (7.2%)* helped performance.

   We increased the Fund's leverage from 22.5% to 26.8% during the past six months, and reduced our exposure to the broadband sector to further diversify the portfolio. PTC International was the Fund's largest holding at 3.2% of net assets, while the top 10 holdings comprised 25.7% of the Fund's net assets. We increased the Fund's exposure to CCC-rated securities, of companies that we believe have the potential for an upgrade to a B rating. Finally, we reduced our exposure to BB-rated securities, which we believe are fully valued relative to B-rated securities.

PORTFOLIO CHARACTERISTICS

CREDIT QUALITY**                            5/31/01               11/30/00
------------------------------------------------------------------------------
Cash                                          0.0%                   1.2%
BB & Higher                                  19.9                   25.5
B                                            62.9                   55.3
CCC & Lower                                  16.5                    8.5
Non-Rated                                     0.1                    7.7
Equity/Preferred                              0.6                    1.8
------------------------------------------------------------------------------
Total                                       100.0%                 100.0%

CHARACTERISTICS**                            5/31/01                11/30/00
------------------------------------------------------------------------------
Weighted Avg. Maturity                  6.82 yrs.              8.14 yrs.
Weighted Avg. Price                        $85.05                 $76.33
Leverage***                                  26.8%                  22.5%
Net Assets (mm)                            $270.8                 $278.4
------------------------------------------------------------------------------



* Weightings represent percentages of net assets as of May 31, 2001. The Fund's portfolio is actively managed and its composition will vary over time.
** Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
***Weightings represent percentages of net assets as of the dates indicated.
   The Fund's portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
(continued)

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

-  Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions

   On May, 1, 2001, UBS Asset Management (New York), Inc., the Fund's subadvisor, changed its name to Brinson Partners (New York), Inc.

These changes will not impact the management of your fund.

TOP TEN HOLDINGS*                    5/31/01                                     11/30/00
----------------------------------------------------------------------------------------------------
PTC International Finance              3.2%   Tesoro Petroleum                      2.8%
R&B Falcon                             3.1    R&B Falcon                            2.8
Allied Waste North America             2.9    PTC International Finance             2.6
Crown Castle International             2.7    Blount                                2.5
Alestra                                2.4    HSBC Capital Funding                  2.4
AES                                    2.4    MGM Grand                             2.3
Nextel International                   2.3    AES                                   2.3
Spectrasite Holdings                   2.3    Allied Waste North America            2.3
Lyondell Chemical                      2.2    TFM S.A. De C.V.                      2.3
Triad Hospitals                        2.2    Williams Communications               2.3
----------------------------------------------------------------------------------------------------
Total                                 25.7%   Total                                24.6%

TOP FIVE SECTORS*                        5/31/01                                           11/30/00
----------------------------------------------------------------------------------------------------
Wireless Telecommunications               12.8%    Broadband                                 13.9%
Broadband                                 11.3     Cable                                      9.6
Cable                                     11.2     Wireless Telecommunications                9.6
CLEC (competitive local exchange carrier)  9.5     CLEC (competitive local exchange carrier)  9.5
Service                                    8.4     Service                                    8.4
----------------------------------------------------------------------------------------------------
Total                                     53.2%    Total                                     51.0%




* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

OUTLOOK

[GRAPHIC]
With high-yield securities trading at an average spread of 681 basis points over Treasurys, we continue to believe that the high-yield market offers value for long-term investors. However, we believe the market will experience volatility until the economy shows signs of improvement and the telecommunications sector stabilizes. We continue to see opportunities to construct a diversified high-yield portfolio of securities of solid companies. We believe the sectors where we are overweight--broadcasting, cable, energy, gaming, media and wireless--will have positive earnings momentum, strong asset coverage and the potential for mergers or acquisitions.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(1) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,

/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.


/s/ Marianne Rossi

MARIANNE ROSSI
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
Brinson Partners (New York), Inc.

     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD PLUS FUND, INC.

PORTFOLIO OF INVESTMENTS                                            MAY 31, 2001

 PRINCIPAL
  AMOUNT                                                         MATURITY                  INTEREST
   (000)                                                           DATES                     RATES             VALUE
-----------                                                    ------------                --------            -----
CORPORATE BONDS--129.34%

AIRLINE--1.47%
$   6,420   Airplanes Pass-Through Trust                        03/15/12                     10.875%      $    3,991,537
                                                                                                          --------------
APPAREL/TEXTILES--2.37%
    1,200   Dan River, Inc.                                     12/15/03                     10.125              966,000
    4,500   Levi Straus & Co                                    01/15/08                     11.625            4,455,000
    2,000   WestPoint Stevens, Inc.                             06/15/05                      7.875            1,005,000
                                                                                                          --------------
                                                                                                               6,426,000
                                                                                                          --------------
AUTO MANUFACTURING/SUPPLIERS--3.88%
    3,900   Collins & Aikman Products Co                        04/15/06                     11.500            3,744,000
    1,105   Delco Remy International, Inc.                      08/01/06                     10.625            1,116,050
    1,500   Delco Remy International, Inc.**                    05/01/09                     11.000            1,560,000
    3,500   Hayes Lemmrez International, Inc                    07/15/06                     11.000            3,150,000
    2,550   J.L. French Automotive Castings                     06/01/09                     11.500              943,500
                                                                                                          --------------
                                                                                                              10,513,550
                                                                                                          --------------
BROADBAND--11.12%
    7,250   Alestra S.A                                         05/15/06                     12.125            6,525,000
    3,000   Energis PLC.                                        06/15/09                      9.750            2,940,000
    5,500   Flag Telecom Holdings Ltd.                          03/30/10                     11.625            4,537,500
    4,000   Global Crossing Holdings Ltd.                       11/15/09                      9.500            3,660,000
    4,750   GT Group Telecom, Inc.**#                           02/01/10                     13.250+           1,662,500
    5,000   Level 3 Communications, Inc.                        03/15/08                     11.000            3,150,000
    5,750   Metromedia Fiber Network, Inc                       11/15/08                     10.000            3,220,000
    1,500   Tele1 Europe BV                                     05/15/09                     13.000            1,282,500
    3,250   Versatel Telecom International                      05/15/08                     13.250            1,663,750
    2,675   Williams Communications Group, Inc                  10/01/09                     10.875            1,444,500
    2,000   World Access, Inc. (a)                              01/15/08                     13.250               40,000
                                                                                                          --------------
                                                                                                              30,125,750
                                                                                                          --------------
BROADCAST--4.30%
    1,000   Cumulus Media, Inc.                                 07/01/08                     10.375              985,000
    4,500   Nexstar Finance LLC, Inc.**                         04/01/08                     12.000            4,635,000
    4,000   Sinclair Broadcast Group, Inc.                      09/30/05                     10.000            4,040,000
    2,000   Young Broadcasting, Inc.**                          03/01/11                     10.000            1,990,000
                                                                                                          --------------
                                                                                                              11,650,000
                                                                                                          --------------
BUILDING PRODUCTS--2.07%
    3,500   Atrium Cos., Inc.                                   05/01/09                     10.500            3,045,000
    2,500   Dayton Superior Corp.                               06/15/09                     13.000            2,556,250
                                                                                                          --------------
                                                                                                               5,601,250
                                                                                                          --------------
CABLE--10.50%
    3,000   Adelphia Communications Corp.                       10/01/10                     10.875            3,157,500
    4,750   Callahan Nordrhein-Westfalen**                      07/15/10                     14.000            4,750,000
    1,000   Charter Communications Holdings                     10/01/09                     10.750            1,062,500
    2,000   Charter Communications Holdings**                   05/15/11                     10.000            2,040,000
    1,700   Classic Cable, Inc.                                 03/01/10                     10.500              595,000

 PRINCIPAL
  AMOUNT                                                         MATURITY                   INTEREST
   (000)                                                           DATES                      RATES            VALUE
-----------                                                    ------------                 --------           -----
CORPORATE BONDS--(CONTINUED)

CABLE--(CONCLUDED)
$   4,663   CSC Holdings, Inc.                                  11/01/05                      9.250%         $ 4,779,575
    2,000   Ekabel Hessen GMBH**                                09/01/10                     14.500            1,990,000
    3,500   James Cable Partners LP, Series B                   08/15/04                     10.750            2,865,625
    2,500   NTL Inc.                                            10/01/08                     11.500            2,000,000
    5,000   UIH Australia Pacific, Inc.                         05/15/06                     14.000+           2,125,000
    5,400   United Pan Europe Communications                    02/01/10                     11.250            3,078,000
                                                                                                          --------------
                                                                                                              28,443,200
                                                                                                          --------------
CHEMICAL--7.80%
    4,500   Avecia Group PLC                                    07/01/09                     11.000            4,725,000
    3,500   Geo Specialty Chemicals, Inc.                       08/01/08                     10.125            3,325,000
    2,000   Huntsman Corp.**                                    07/01/07                      9.500            1,505,000
    2,875   Huntsman ICI Chemicals LLC                          07/01/09                     10.125            2,900,156
    2,500   IMC Global, Inc.**                                  06/01/11                     11.250            2,575,000
    5,850   Lyondell Chemical Co.                         05/01/07 to 05/01/09          9.875 to 10.875        6,084,625
                                                                                                          --------------
                                                                                                              21,114,781
                                                                                                          --------------
CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--9.12%
    5,000   Allegiance Telecom, Inc.                            05/15/08                     12.875            4,650,000
    2,500   Colt Telecom Group PLC                              12/15/06                     12.000+           2,500,000
    8,250   Hyperion Telecommunications, Inc.                   11/01/07                     12.000            3,465,000
    1,000   Intermedia Communications, Inc., Series B           07/15/07                     11.250+             850,000
    3,640   KMC Telecom Holdings, Inc.                          05/15/09                     13.500              691,600
    3,750   Knology Holdings, Inc.                              10/15/07                     11.875+           1,162,500
    3,000   McLeodUSA, Inc.                                     01/01/09                     11.375            2,250,000
    8,500   Neon Communications, Inc.                           08/15/08                     12.750            3,400,000
    8,500   RCN Corp.                                           01/15/10                     10.125            4,207,500
    3,550   XO Communications, Inc.                             06/01/09                     10.750            1,526,500
                                                                                                          --------------
                                                                                                              24,703,100
                                                                                                          --------------
CONSUMER PRODUCT--3.46%
    3,145   Remington Products Co. LLC, Series B                05/15/06                     11.000            3,066,375
    4,575   Samsonite Corp.                                     06/15/08                     10.750            3,740,063
    2,750   Winsloew Furniture, Inc.                            08/15/07                     12.750            2,557,500
                                                                                                          --------------
                                                                                                               9,363,938
                                                                                                          --------------
CONTAINER/PACKAGING--1.87%
    5,150   Four M Corp.                                        06/01/06                     12.000            5,059,875
                                                                                                          --------------
ENERGY--2.14%
    9,923   Orion Refining Corp.**@                             11/15/04                     10.000+           3,473,178
    2,250   Tesoro Petroleum Corp.                              07/01/08                      9.000            2,328,750
                                                                                                          --------------
                                                                                                               5,801,928
                                                                                                          --------------
ENVIRONMENTAL SERVICES--2.86%
    7,500   Allied Waste North America, Inc.                    08/01/09                     10.000            7,753,125
                                                                                                          --------------

 PRINCIPAL
  AMOUNT                                                         MATURITY                   INTEREST
   (000)                                                          DATES                       RATES            VALUE
-----------                                                    ------------                 --------           -----
CORPORATE BONDS--(CONTINUED)

FINANCE-OTHER--1.28%
  $ 2,500   Nationwide Credit, Inc.                              01/15/08                     10.250%          $  725,000
    3,500   Ono Finance PLC                                      05/01/09                     13.000            2,730,000
    5,550   Superior National Insurance Group @(b)               12/01/17                     10.750+                   0
                                                                                                           --------------
                                                                                                                3,455,000
                                                                                                           --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--2.02%
    4,000   B & G Foods, Inc.                                    08/01/07                      9.625            2,920,000
    3,000   Luigino's, Inc.                                      02/01/06                     10.000            2,550,000
                                                                                                           --------------
                                                                                                                5,470,000
                                                                                                           --------------
GAMING--7.19%
    3,700   Alliance Gaming Corp., Series B                      08/01/07                     10.000            3,589,000
    1,500   Ameristar Casinos, Inc.**                            02/15/09                     10.750            1,560,000
    3,920   Majestic Star Casino LLC                             07/01/06                     10.875            3,449,600
    3,650   MGM Grand, Inc.                                      06/01/07                      9.750            3,914,625
    5,125   Park Place Entertainment Corp.                       12/15/05                      7.875            5,125,000
    1,750   Penn National Gaming, Inc.**                         03/01/08                     11.125            1,828,750
                                                                                                           --------------
                                                                                                               19,466,975
                                                                                                           --------------
HEALTHCARE FACILITIES/SUPPLIES--2.93%
    2,000   Tenet Healthcare Corp.                               12/01/08                      8.125            2,070,000
    5,000   Triad Hospitals Holdings, Inc.                       05/15/09                     11.000            5,462,500
      400   Triad Hospitals, Inc.**                              05/01/09                      8.750              410,500
                                                                                                           --------------
                                                                                                                7,943,000
                                                                                                           --------------
HOME BUILDERS--0.74%
    2,075   D.R. Horton, Inc.                                    02/01/09                      8.000            2,012,750
                                                                                                           --------------
INDUSTRIAL-OTHER--2.71%
    8,250   Blount, Inc.                                         08/01/09                     13.000            4,867,500
    2,500   Motors & Gears, Inc., Series D                       11/15/06                     10.750            2,462,500
                                                                                                           --------------
                                                                                                                7,330,000
                                                                                                           --------------
ISP (INTERNET SERVICE PROVIDER)/DATA--2.43%
    5,500   Exodus Communications, Inc.                          07/15/10                     11.625            3,630,000
    3,920   Globix Corp.                                         02/01/10                     12.500            1,489,600
    3,000   XO Communications, Inc.                              12/15/07                     12.750            1,470,000
                                                                                                           --------------
                                                                                                                6,589,600
                                                                                                           --------------
LEISURE--1.32%
    3,500   YankeeNets LLC**                                     03/01/07                     12.750            3,570,000
                                                                                                           --------------
LODGING--1.72%
    4,650   Host Marriott L.P.                                   02/15/06                      8.375            4,650,000
                                                                                                           --------------
METALS/MINING--0.04%
    7,250   Metal Management, Inc. (b)                           05/15/08                     10.000              108,750
                                                                                                           --------------

 PRINCIPAL
  AMOUNT                                                          MATURITY               INTEREST
   (000)                                                            DATES                  RATES                VALUE
 ---------                                                        --------               --------               -----
CORPORATE BONDS--(CONTINUED)

OIL EQUIPMENT--6.26%
$   4,500   Key Energy Services, Inc.                            01/15/09                     14.000%         $ 5,253,750
    3,000   Pride International, Inc.                            06/01/09                     10.000            3,337,500
    7,250   R & B Falcon Corp.                                   12/15/08                      9.500            8,363,165
                                                                                                           --------------
                                                                                                               16,954,415
                                                                                                           --------------
OIL & GAS--2.46%
    3,500   Belden & Blake Corp., Series B                       06/15/07                      9.875            3,027,500
    4,175   The Wiser Oil Co.                                    05/15/07                      9.500            3,632,250
                                                                                                           --------------
                                                                                                                6,659,750
                                                                                                           --------------
PAPER & FOREST PRODUCTS--1.61%
    1,950   Ainsworth Lumber Ltd.                                07/15/07                     12.500            1,774,500
    2,500   Tembec Industry, Inc.                                06/30/09                      8.625            2,587,500
                                                                                                           --------------
                                                                                                                4,362,000
                                                                                                           --------------
PUBLISHING--1.38%
    6,000   Premier Graphics, Inc. (b)                           12/01/05                     11.500              180,000
    1,500   TransWestern Publishing Co.**                        11/15/07                      9.625            1,503,750
    3,500   Ziff Davis Media, Inc., Series B                     07/15/10                     12.000            2,047,500
                                                                                                           --------------
                                                                                                                3,731,250
                                                                                                           --------------
RESTAURANTS--1.48%
    4,350   American Restaurant Group, Inc.                      02/15/03                     11.500            4,002,000
                                                                                                           --------------
RETAIL--3.28%
    4,300   Advance Stores Co., Inc.                             04/15/08                     10.250            4,300,000
    5,000   Saks, Inc.                                           07/15/04                      7.000            4,575,000
                                                                                                           --------------
                                                                                                                8,875,000
                                                                                                           --------------
RETAIL (FOOD)--3.12%
    1,000   Fleming Cos., Inc.**                                 04/01/08                     10.125            1,030,000
    1,000   Fleming Cos., Inc., Series B                         07/31/07                     10.625            1,035,000
    1,000   Michael Foods, Inc.**                                04/01/11                     11.750            1,032,500
    5,500   The Pantry, Inc.                                     10/15/07                     10.250            5,348,750
                                                                                                           --------------
                                                                                                                8,446,250
                                                                                                           --------------
SATELLITE--0.28%
    5,025   ICG Holdings, Inc.                                   05/01/06                     12.500+             496,219
    3,000   ICG Services, Inc.                                   02/15/08                     10.000+             255,000
                                                                                                           --------------
                                                                                                                  751,219
                                                                                                           --------------
SERVICE--6.71%
    6,995   American Eco Corp.@(b)                               05/15/08                      9.625+              61,206
    3,000   Avis Rent A Car, Inc.                                05/01/09                     11.000            3,396,420
    1,000   Crown Castle International Corp.**                   08/01/11                      9.375              975,000
    1,750   Crown Castle International Corp.                     08/01/11                     10.750            1,802,500
    2,250   Interep National Radio Sales, Inc., Series B         07/01/08                     10.000            1,822,500

 PRINCIPAL
  AMOUNT                                                          MATURITY               INTEREST
   (000)                                                            DATES                  RATES                VALUE
 ---------                                                        --------               --------               -----
CORPORATE BONDS--(CONCLUDED)

SERVICE--(CONCLUDED)
  $13,575   Park `N View, Inc.@(b)                               05/15/08                     13.000+%        $ 1,086,000
    3,000   SBA Communications Corp.                             02/01/09                     10.250            2,917,500
    8,300   Spectrasite Holdings, Inc.                     04/15/09 to 11/15/10         10.750 to 12.500+       6,120,250
                                                                                                           --------------
                                                                                                               18,181,376
                                                                                                           --------------
TECHNOLOGY--1.44%
    2,000   Chippac International Ltd.                           08/01/09                     12.750            1,915,000
    1,690   Fairchild Semiconductor Corp.                        03/15/07                     10.125            1,677,325
    3,981   Inter Act Systems, Inc.@                             08/01/03                     14.000+             318,511
                                                                                                           --------------
                                                                                                                3,910,836
                                                                                                           --------------
TRANSPORTATION--0.84%
    2,000   Laidlaw, Inc. (b)                                    04/15/25                      8.750              760,000
    1,675   Stena AB                                             06/15/07                      8.750            1,507,500
                                                                                                           --------------
                                                                                                                2,267,500
                                                                                                           --------------
UTILITY-ELECTRICITY, GAS & OTHER--2.39%
    6,250   AES Corp.                                            06/01/09                      9.500            6,459,500
                                                                                                           --------------
WIRELESS TELECOMMUNICATIONS--12.75%
    4,720   Alamosa Delaware, Inc.**                             02/01/11                     12.500            4,649,200
    1,000   Dobson Communications Corp.                          07/01/10                     10.875            1,030,000
    2,000   Dobson Sygnet Communications                         12/15/08                     12.250            2,080,000
    3,000   Leap Wireless International, Inc.                    04/15/10                     12.500            1,980,000
    6,500   Nextel Communications, Inc.                          02/15/08                      9.950+           4,257,500
      600   Nextel Communications, Inc.**                        02/01/11                      9.500              484,500
   13,600   Nextel International, Inc.                     04/15/08 to 08/01/10               12.750+           6,136,000
    2,500   Nextel Partners, Inc.                                03/15/10                     11.000            2,125,000
    8,500   PTC International Finance                            12/01/09                     11.250            8,670,000
    2,000   Telecorp PCS, Inc.                                   07/15/10                     10.625            1,965,000
    1,000   Voicestream Wireless Corp.                           11/15/09                     10.375            1,150,000
                                                                                                           --------------
                                                                                                               34,527,200
                                                                                                           --------------
Total Corporate Bonds (cost--$448,112,929)                                                                    350,272,405
                                                                                                           --------------
  NUMBER
    OF
  SHARES
----------
COMMON STOCKS(a)--0.49%

BROADBAND--0.10%
   88,063   Tele1 Europe BV                                                                                       270,353
   48,600   Viatel, Inc. (c)                                                                                            0
                                                                                                           --------------
                                                                                                                  270,353
                                                                                                           --------------

  NUMBER
    OF
  SHARES                                                                                                        VALUE
  ------                                                                                                        -----
COMMON STOCKS(a)--(CONCLUDED)

CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--0.35%
  170,682   RCN Corp.                                                                                     $       945,578
                                                                                                          ---------------
ENERGY--0.00%
   54,183   Orion Refining Corp. @                                                                                      0
                                                                                                          ---------------
ENVIRONMENTAL SERVICES--0.00%
  219,599   Waste Systems International, Inc. @                                                                         0
                                                                                                          ---------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--0.03%
   40,949   Packaged Ice, Inc.                                                                                     79,851
                                                                                                          ---------------
RETAIL--0.01%
   47,500   Samuels Jewelers, Inc.@                                                                                29,925
                                                                                                          ---------------
SERVICE--0.00%
   98,094   Park `N View, Inc.                                                                                        981
                                                                                                          ---------------
Total Common Stocks (cost--$7,832,065)                                                                          1,326,688
                                                                                                          ---------------

PREFERRED STOCKS--2.44%

CABLE--0.74%
   20,000   Adelphia Communications Corp., Class A                                                              2,010,000
                                                                                                          ---------------
ENERGY--0.02%
    4,556   Orion Refining Corp.@(a)                                                                               68,340
                                                                                                          ---------------
ENVIRONMENTAL SERVICES--0.00%
    2,518   Waste Systems International, Inc.@(a)                                                                   2,518
                                                                                                          ---------------
RESTAURANT--0.00%
       11   American Restaurant Group, Inc. (a) (c)                                                                     0
                                                                                                          ---------------
SATELLITE--0.01%
    3,049   ICG Holdings, Inc. (a)                                                                                 15,245
                                                                                                          ---------------
SERVICE--1.67%
    4,902   Crown Castle International Corp.                                                                    4,510,243
  442,963   Earthwatch, Inc. (a)                                                                                    4,430
                                                                                                          ---------------
                                                                                                                4,514,673
                                                                                                          ---------------
TECHNOLOGY--0.00%
    6,500   Inter Act Systems, Inc.**@(a)                                                                           6,500
                                                                                                          ---------------
Total Preferred Stocks (cost--$13,696,686)                                                                      6,617,276
                                                                                                          ---------------

  NUMBER
    OF
 WARRANTS                                                                                                       VALUE
  ------                                                                                                        -----
WARRANTS(a)--0.29%

BROADBAND--0.06%
    4,750   GT Group Telecom, Inc.                                                                        $       149,473
    4,950   Pathnet, Inc.                                                                                              49
                                                                                                          ---------------
                                                                                                                  149,522
                                                                                                          ---------------
BUILDING PRODUCTS--0.02%
    2,500   Dayton Superior Corp.                                                                                  50,313
                                                                                                          ---------------
CABLE--0.00%
    3,000   UIH Australia Pacific, Inc.                                                                               750
                                                                                                          ---------------
CLEC (COMPETITIVE LOCAL EXCHANGE CARRIER)--0.00%
    3,000   Knology Holdings, Inc.                                                                                     30
                                                                                                          ---------------
COMMUNICATIONS - MOBILE--0.01%
    1,750   McCaw International Ltd.                                                                               34,781
                                                                                                          ---------------
CONSUMER PRODUCT--0.01%
    2,750   Winsloew Furniture, Inc.                                                                               27,500
                                                                                                          ---------------
FINANCIAL SERVICES--0.00%
      750   Olympic Financial Ltd.                                                                                      8
                                                                                                          ---------------
OIL EQUIPMENT--0.15%
    4,500   Key Energy Services, Inc.                                                                             405,000
                                                                                                          ---------------
TECHNOLOGY--0.00%
    6,500   Inter Act Electronic Marketing, Inc.@                                                                      65
    6,500   Inter Act Systems, Inc.@                                                                                6,500
                                                                                                          ---------------
                                                                                                                    6,565
                                                                                                          ---------------
UTILITY-ELECTRICITY, GAS & OTHER--0.00%
      800   Electronic Retailing Systems International                                                                  8
                                                                                                          ---------------
WIRELESS TELECOMMUNICATIONS--0.04%
    3,000   Leap Wireless International, Inc.                                                                     114,000
                                                                                                          ---------------
Total Warrants (cost--$545,620)                                                                                   788,477
                                                                                                          ---------------
Total Investments (cost--$470,187,300)--132.56%                                                               359,004,846
Liabilities in excess of other assets--(32.56)%                                                               (88,181,602)
                                                                                                          ---------------
Net Assets--100.00%                                                                                          $270,823,244
                                                                                                          ===============

----------
# Security represents a unit which is comprised of the stated bond with attached warrants or common stock.
@  Illiquid securities representing 1.86% of net assets.
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Non-income producing securities.
(b) Bond interest in default.
(c) Security is being fair valued by a management committee under the direction of the board of directors.


                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                                 MAY 31, 2001

ASSETS
Investments in securities, at value (cost--$470,187,300)                                                   $ 359,004,846
Receivable for investments sold                                                                               4,859,303
Interest receivable                                                                                          11,588,434
Other assets                                                                                                     17,535
                                                                                                          -------------
Total assets                                                                                                375,470,118
                                                                                                          -------------
LIABILITIES
Bank loan payable                                                                                            99,000,000
Payable for investments purchased                                                                             2,300,366
Payable to custodian                                                                                          2,422,315
Payable for interest on bank loan                                                                               437,507
Payable to investment manager and administrator                                                                 279,630
Accrued expenses and other liabilities                                                                          207,056
                                                                                                          -------------
Total liabilities                                                                                           104,646,874
                                                                                                          -------------
NET ASSETS
Capital stock--$0.001 par value; 200,000,000 shares authorized; 38,755,140 shares issued and outstanding     553,302,842
Distributions in excess of net investment income                                                               (331,993)
Accumulated net realized loss from investment transactions                                                 (170,965,151)
Net unrealized depreciation of investments                                                                 (111,182,454)
                                                                                                          -------------
Net assets applicable to shares outstanding                                                               $ 270,823,244
                                                                                                          =============
Net asset value per share                                                                                         $6.99
                                                                                                                  =====

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                              FOR THE
                                                                                                             YEAR ENDED
                                                                                                           MAY 31, 2001
                                                                                                           ------------
INVESTMENT INCOME:
Interest                                                                                                  $  51,239,516
                                                                                                          -------------
EXPENSES:
Interest expense, loan commitment and other fees                                                              6,478,917
Investment management and administration                                                                      2,905,031
Custody and accounting                                                                                          248,545
Professional fees                                                                                                95,225
Reports and notices to shareholders                                                                              87,975
Directors' fees                                                                                                  10,500
Transfer agency and service fees                                                                                  5,050
Other expenses                                                                                                   62,930
                                                                                                          -------------
                                                                                                              9,894,173
                                                                                                          -------------
NET INVESTMENT INCOME                                                                                        41,345,343
                                                                                                          -------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions                                                              (79,180,247)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                                              (20,534,411)
   Interest rate swap                                                                                          (311,972)
                                                                                                          -------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES                                                (100,026,630)
                                                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ (58,681,287)
                                                                                                          =============

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  FOR THE YEARS ENDED MAY 31,
                                                                                                  ---------------------------
                                                                                                  2001              2000
                                                                                                  ----              ----
FROM OPERATIONS:
Net investment income                                                                          $ 41,345,343      $ 47,124,603
Net realized losses from investment transactions                                                (79,180,247)      (58,128,549)
Net change in unrealized appreciation/depreciation of investments and interest rate swap        (20,846,383)      (24,685,825)
                                                                                               ------------      ------------
Net decrease in net assets resulting from operations                                            (58,681,287)      (35,689,771)
                                                                                               ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                           (46,853,019)      (47,743,692)
                                                                                               ------------      ------------
CAPITAL STOCK TRANSACTIONS:
Shares issued in connection with the reorganization involving Managed High Yield Fund, Inc.      57,292,004             --
Proceeds from dividends reinvested                                                                9,050,468         4,519,779
                                                                                               ------------      ------------
Net increase in net assets resulting from capital stock transactions                             66,342,472         4,519,779
                                                                                               ------------      ------------
Net decrease in net assets                                                                      (39,191,834)      (78,913,684)

NET ASSETS:
Beginning of year                                                                               310,015,078       388,928,762
                                                                                               ------------      ------------
End of year (including undistributed net investment income of $5,175,683 at May 31, 2000)      $270,823,244      $310,015,078
                                                                                               ============      ============

                 See accompanying notes to financial statements

STATEMENT OF CASH FLOWS

                                                                                                                       FOR THE
                                                                                                                      YEAR ENDED
                                                                                                                     MAY 31, 2001
                                                                                                                    --------------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
Interest received                                                                                                    $  39,212,605
Operating expenses paid                                                                                                 (3,398,368)
Interest paid                                                                                                           (6,694,659)
Sale of short-term portfolio investments, net                                                                              340,000
Purchase of long-term portfolio investments                                                                           (192,516,916)
Sale of long-term portfolio investments                                                                                210,856,309
                                                                                                                    --------------
Net cash provided from operating activities                                                                             47,798,971
                                                                                                                    --------------
CASH FLOWS PROVIDED FROM (USED FOR) FINANCING ACTIVITIES:
Dividends paid to shareholders                                                                                         (46,853,019)
Decrease in bank loan                                                                                                  (10,000,000)
Proceeds from capital stock transactions                                                                                 9,050,468
                                                                                                                    --------------
Net cash used for financing activities                                                                                 (47,802,551)
                                                                                                                    --------------
Net decrease in cash                                                                                                        (3,580)
Cash at beginning of year                                                                                                    3,580
                                                                                                                    --------------
Cash at end of year                                                                                                 $            0
                                                                                                                    ==============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                                                                 $ (58,681,287)
                                                                                                                    --------------
Decrease in investments, at value                                                                                      108,302,173
Increase in receivable for investments sold                                                                             (4,859,303)
Increase in interest receivable                                                                                         (1,829,339)
Decrease in interest receivable on swap contract                                                                            30,928
Decrease in unrealized appreciation on interest rate swap                                                                  311,972
Decrease in other assets                                                                                                    35,378
Increase in payable for investments purchased                                                                            2,300,366
Increase in payable to custodian                                                                                         2,422,315
Decrease in payable for interest on bank loan                                                                             (215,742)
Increase in payable to investment advisor and administrator                                                                 22,449
Decrease in accrued expenses and other liabilities                                                                         (40,939)
                                                                                                                    --------------
                                                                                                                       106,480,258
                                                                                                                    --------------
Net cash provided from operating activities                                                                         $   47,798,971
                                                                                                                    ==============
NON CASH ITEMS:
Shares issued in connection with the reorganization of Managed High
   Yield Fund, Inc. in the amount of $57,292,004 is excluded.


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Managed High Yield Plus Fund, Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management, Inc.) the investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

    REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors. There were no repurchase agreements outstanding at May 31, 2001.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent theses differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

BORROWINGS

    The Fund has a $200 million committed credit facility (the "facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund has pledged assets in the amount of $246,113,000 on May 31, 2001 as collateral for the bank loan.

    For the year ended May 31, 2001, the Fund borrowed a daily weighted average balance of $96,273,973 at an interest rate of 6.73%.

INTEREST RATE SWAP AGREEMENT

    The Fund entered into an interest rate swap to protect itself from interest rate fluctuations on a portion of its borrowings. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to interest rated for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

    Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

    The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

    The Fund's interest rate swap matured on March 16, 2001. The Fund did not have any outstanding interest rate swap contracts at May 31, 2001.

CONCENTRATION OF RISK

    The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

    The Fund has entered into an Investment Management and Administration Contract ("Management Contract") with Brinson Advisors, under which Brinson Advisors serves as investment manager and administrator of the Fund. The Management Contract provides Brinson Advisors with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

    Brinson Advisors has entered into a sub-advisory contract ("Sub-Advisory Contract") with Brinson Partners (New York), Inc. ("Brinson Partners", formerly known as UBS Asset Management (New York) Inc.), dated February 8, 2001, pursuant to which Brinson Partners serves as investment sub-advisor for the Fund. Under the Sub-Advisory Contract, Brinson Advisors (not the Fund) is obligated to pay Brinson Partners at the annual rate of 0.2375% of the Fund's average weekly net assets.

REORGANIZATION INVOLVING MANAGED HIGH YIELD FUND, INC.

    Effective as of the close of business on June 2, 2000 (the "Reorganization Date"), the Managed High Yield Plus Fund, Inc. acquired all of the assets and assumed all of the liabilities of Managed High Yield Fund, Inc. ("Managed High Yield Fund"). The acquisition was accomplished by a tax-free exchange of 5,841,759 shares of the Fund for 6,031,667 shares of the Managed High Yield Fund outstanding on the Reorganization Date. Managed High Yield Fund's net assets at that date, valued at $57,292,004 including net unrealized depreciation of investments of $12,133,299, were combined with those of the Fund. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange. The Fund's statement of operations and financial highlights do not include the operations of Managed High Yield Fund prior to the Reorganization Date.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at May 31, 2001, was substantially the same as the cost of securities for financial statement purposes.

    At May 31, 2001, the components of net unrealized depreciation of investments were as follows:


             Gross depreciation (investments having an excess of cost over value)                         $(123,580,420)
             Gross appreciation (investments having an excess of value over cost)                            12,397,966
                                                                                                          -------------
             Net unrealized depreciation of investments                                                   $(111,182,454)
                                                                                                          =============

    For the year ended May 31, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $266,556,928 and $215,098,112, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At May 31, 2001, the Fund had a net capital loss carryover of $139,667,275. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $3,675,851 in 2003; $531,918 in 2004; $1,037,133 in 2005; $13,100,516
in 2007; $50,099,935 in 2008; and $71,221,922 in 2009. The capital loss carryforward includes $20,743,806 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses are subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $51,602,513 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on June 1, 2001.

    CAPITAL STOCK

    There are 200,000,000 shares of $0.001 par value capital stock authorized and 38,755,140 shares of common stock outstanding at May 31, 2001.

    Transactions in shares of common stock were as follows:

                                                                                                SHARES          AMOUNT
                                                                                                ------          ------
             FOR THE YEAR ENDED MAY 31, 2001:
               Shares issued in connection with the reorganization involving
                 Managed High Yield Fund, Inc                                                   5,841,759      $57,292,004
               Dividends reinvested                                                             1,054,753        9,050,468
                                                                                               ----------      -----------
               Net increase                                                                     6,896,512      $66,342,472
                                                                                               ==========      ===========
             FOR THE YEAR ENDED MAY 31, 2000:
               Dividends reinvested                                                               369,345      $ 4,519,779
                                                                                               ==========      ===========

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                               FOR THE PERIOD
                                                              FOR THE YEARS ENDED MAY 31,      JUNE 26, 1998+
                                                             ----------------------------          THROUGH
                                                             2001                2000           MAY 31, 1999
                                                             ----                ----           ------------
Net asset value, beginning of period                         $   9.73            $  12.35        $  15.00
                                                             --------            --------        --------
Net investment income                                            1.07                1.48            1.42
Net realized and unrealized losses from investments             (2.58)              (2.60)          (2.83)
                                                             --------            --------        --------
Net decrease from investment operations                         (1.51)              (1.12)          (1.41)
                                                             --------            --------        --------
Dividends from net investment income                            (1.23)              (1.50)          (1.24)
                                                             --------            --------        --------
Net asset value, end of period                               $   6.99            $   9.73        $  12.35
                                                             ========            ========        ========
Market value, end of period                                  $   7.65            $   9.44        $  12.31
                                                             ========            ========        ========
Total investment return(1)                                      (5.55)%            (12.14)%         (9.37)%
                                                             ========            ========        ========
Ratios/Supplemental data:

Net assets, end of period (000's)                            $270,823            $310,015        $388,929
Expenses to average net assets, including interest expense       3.11%               3.59%           3.02%*
Expenses to average net assets, excluding interest expense       1.07%               1.17%           1.15%*
Net investment income to average net assets                     13.00%              12.74%          11.82%*
Portfolio turnover rate                                            54%                 66%             52%

Asset coverage++                                             $  3,736            $  3,844        $  3,682

---------------------
+  Commencement of operations
++ Per $1,000 of bank loans outstanding
*  Annualized
(1)Total investment return is calculated assuming a purchase of capital stock at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year.

MANAGED HIGH YIELD PLUS FUND, INC.




REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Managed High Yield Plus Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of the Managed High Yield Plus Fund, Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2001, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst + Young LLP


New York, New York
July 20, 2001

TAX INFORMATION (UNAUDITED)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (May 31, 2001) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were derived from net investment income and are taxable as ordinary income.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh, and 403(b)(7) plans) may need this information for their annual reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION

THE FUND

   Managed High Yield Plus Fund, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $71 billion in assets under management as of June 30, 2001.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "HYF". Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRONS as well as numerous other publications.

   A special meeting of shareholders of the Fund was held on February 8, 2001. At the meeting, the shareholders voted on the following proposals:

                                                                                               SHARES
                                                                       SHARES      SHARES     WITHHOLD
PROPOSAL 1                                                            FOR VOTED    AGAINST    AUTHORITY
                                                                      ---------    -------    ---------
Approval of a new investment management and administration
contract between the Fund and Brinson Advisors.                      17,998,858    697,942      470,442
                                                                                               SHARES
                                                                       SHARES      SHARES     WITHHOLD
PROPOSAL 2                                                            FOR VOTED    AGAINST    AUTHORITY
                                                                      ---------    -------    ---------
Approval of a new sub-advisory contract between Brinson
Partners (New York), Inc. and Brinson Advisors.                      17,969,456    720,122      477,664
                                                                                               SHARES
                                                                       SHARES      SHARES     WITHHOLD
PROPOSAL 3                                                            FOR VOTED    AGAINST    AUTHORITY
                                                                      ---------    -------    ---------
Approval of a new sub-advisor approval policy for the Fund.          13,211,718    789,403      526,184

             (BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN
                     THE SHARES WITHHOLD AUTHORITY TOTALS.)

DISTRIBUTION POLICY

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   The transfer agent will serve as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

   In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

   Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms
PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

INVESTMENT MANAGER AND ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


SUBADVISOR

Brinson Partners (New York), Inc.
10 East 50th Street
New York, New York 10022

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.